CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


          In connection with the accompanying Quarterly Report of Sooner Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 (the "Report"), I, R.C. Cunningham III, Chief Financial Officer of the Company, hereby certify that to my knowledge:

          (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 25, 2007
                                                       /s/ R.C. Cunningham III
                                                       -----------------------
                                                       R.C. Cunningham III Chief
                                                       Financial Officer


          The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.






                                                                    Exhibit 32.1
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